Exhibit 99.1
Post Holdings to Acquire Willamette Egg Farms
St. Louis, Missouri - September 23, 2015 - Post Holdings, Inc. (NYSE:POST), a consumer packaged goods holding company, today announced it has agreed to acquire Willamette Egg Farms, LLC (“Willamette Egg”).
Willamette Egg is a producer, processor and wholesale distributor of eggs and egg products, with a leading market share position in the Northwest United States. Willamette Egg owns two egg production facilities located in Oregon and Washington and has been operating since 1934. Willamette Egg produces shell eggs, specialty shell eggs (including cage-free and organic eggs) and value-added egg products (including liquid and hard cooked eggs). Upon completion of the acquisition, Willamette Egg will be combined with Post’s existing Michael Foods egg business.
“This transaction nicely complements our portfolio and fits well into Michael Foods,” said Rob Vitale, Post’s President and CEO. “Willamette Egg will further increase our leadership as the country’s largest provider of cage-free egg products and contributes to additional geographic flock diversification.”
On a full year basis, Willamette Egg is expected to contribute approximately $80 million to net sales and approximately $15 million of Adjusted EBITDA to Post’s results.
Post anticipates completing the acquisition early in its first quarter of fiscal 2016, subject to customary closing conditions, including the expiration of waiting periods required under antitrust laws. The acquisition is expected to be funded from cash on hand.
Material terms of the purchase agreement will be filed with the Securities and Exchange Commission on a Form 8-K.
Forward-Looking Statements
Certain matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Post and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding expected benefits of the acquisition, expected sources of funding, expectations about future business plans, prospective performance and opportunities, regulatory approvals and the expecting timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. There is no assurance that the acquisition of Willamette Egg will be consummated, and there are a number of risks and uncertainties that that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the timing to consummate the acquisition of Willamette Egg; the ability and timing to obtain required regulatory approvals, including antitrust approvals, and satisfy other closing conditions; our ability to promptly and effectively integrate the Willamette Egg business; our ability to realize the synergies contemplated by the acquisition of MOM Brands, including expected timing and our ability to recognize the benefits of the closure of the Parsippany, New Jersey Post Foods office; our ability to promptly and effectively integrate the MOM Brands business; our high leverage and substantial debt, including covenants that restrict the operation of our business; our ability to service outstanding debt or obtain additional financing, including secured and unsecured debt; the recent avian influenza outbreak in the U.S. Midwest; our ability to continue to compete in our product markets and our ability to retain market position; our ability to identify and complete acquisitions, manage growth and integrate acquisitions; changes in our cost structure, management, financing and business operations; significant volatility in the costs of certain raw materials, commodities, packaging or energy used to manufacture our products; our ability to maintain competitive pricing, introduce new products or successfully manage costs; our ability to successfully implement business strategies to reduce costs; impairment in the carrying value of goodwill or other intangibles; the loss or bankruptcy of a significant customer; allegations that our products cause injury or illness, product recalls and product liability claims and other litigation; our ability to anticipate and respond to changes in consumer preferences and trends; changes in economic conditions and consumer demand for our products; disruptions in the U.S. and global capital and credit markets; labor strikes, work stoppages or unionization efforts; legal and regulatory factors, including changes in advertising and labeling laws, food safety and laws and regulations governing animal feeding operations; our ability to comply with increased regulatory scrutiny related to certain of our products and/or international sales; the ultimate impact litigation may have on us, including the lawsuit (to which Michael Foods is a party) alleging violations of federal and state antitrust laws in the egg industry; our reliance on third party manufacturers for certain of our products; disruptions or inefficiencies in supply chain; our ability to recognize the expected benefits of the closing of the Modesto, California, Boise, Idaho and Farmers Branch, Texas manufacturing facilities; fluctuations in foreign currency exchange rates; consolidations among the retail grocery and foodservice industries; change in estimates in critical accounting judgments and changes to or new laws and regulations affecting our business; losses or increased funding and expenses related to qualified pension plans; loss of key employees; our ability to protect our intellectual property; changes in weather conditions, natural disasters, disease outbreaks and other events beyond our control; our ability to successfully operate international operations in compliance with applicable laws and regulations; our ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, including with respect to acquired businesses; business disruptions caused by information technology failures and/or technology hacking; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.
Use of Forward-Looking Non-GAAP Measure
Post has presented in this release certain forward-looking statements about future financial performance of the Willamette Egg business that include Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure which represents Earnings before interest, taxes, depreciation, amortization and other adjustments. Management believes that Adjusted EBITDA provides potential investors with useful information with which to analyze and compare with other companies in our industry our operating performance and our ability to service debt. Post has not provided a reconciliation of this forward-looking non-GAAP financial measure due to the difficulty in forecasting and quantifying the amount of the items excluded from Adjusted EBITDA that will be included in net earnings, the comparable GAAP financial measure.
About Post Holdings, Inc.
Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, private label, refrigerated and active nutrition food categories. Through its Post Consumer Brands business, Post is a leader in the ready-to-eat cereal category and offers a broad portfolio that includes recognized brands such as Honey Bunches of Oats®, Pebbles™, Great Grains®, Grape-Nuts®, Honeycomb®, Frosted Mini Spooners®, Golden Puffs®, Cinnamon Toasters®, Fruity Dyno-Bites®, Cocoa Dyno-Bites®, Berry Colossal Crunch® and Malt-O-Meal® hot wheat cereal. Post’s Michael Foods Group supplies value-added egg products, refrigerated potato products, cheese and other dairy case products and dry pasta products to the foodservice, food ingredient and private label retail channels and markets retail brands including All Whites®, Better’n Eggs®, Simply Potatoes® and Crystal Farms®. Post’s active nutrition platform aids consumers in adopting healthier lifestyles through brands such as PowerBar®, Premier Protein® and Dymatize®. Post’s Private Brands Group manufactures private label peanut butter and other nut butters, dried fruits, baking and snacking nuts, cereal and granola. For more information, visit www.postholdings.com.

Contact:
Investor Relations
Brad Harper
brad.harper@postholdings.com
(314) 644-7626